SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): June 19, 2002


                       NATIONWIDE FINANCIAL SERVICES, INC.
               (Exact name of Registrant as Specified in Charter)

                    Delaware      001-12785     31-1486870
                    --------      ---------     -----------
                (State or other  (Commission   (IRS Employer
                jurisdiction of  File Number)  Identification No.)
                organization)


                              One Nationwide Plaza
                               Columbus, OH 43215
--------------------------------------------------------------------------------
                 (Address of Principal Executive Offices) (Zip)


       Registrant's telephone number, including area code: (614) 249-7111


                                       N/A
          (Former Name or Former Address if Changed Since Last Report)



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Items 1 through 4, 6, 8 and 9 are inapplicable and have been omitted.

Item 5.    Other Events.

     Nationwide Financial Services, Inc. (the "Company") is filing herewith the following exhibits in connection with the offering of $300,000,000 aggregate principal amount of its 5.90% Senior Notes due 2012 pursuant to the registration statement of the Company on Form S-3 (File No. 333-52813) filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

Item 7.   Exhibits.

Exhibit Number     Exhibit

1.1 Underwriting Agreement, dated June 19, 2002, between the Company and Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1 Second Supplemental Indenture, dated as of June 24, 2002, between the Company and Wilmington Trust Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NATIONWIDE FINANCIAL SERVICES, INC.
                                             (Registrant)



                                             By: /s/  Mark R. Thresher
                                             -----------------------------------
                                             Mark R. Thresher
                                             Senior Vice President-- Finance
                                             (Chief Accounting Officer)


Dated: June 24, 2002

                                  EXHIBIT INDEX

Exhibit Number      Description

1.1 Underwriting Agreement, dated June 19, 2002, between the Company and Banc One Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1 Second Supplemental Indenture, dated as of June 24, 2002, between the Company and Wilmington Trust Company.